Exhibit 99.1

GREENHAVEN COMMODITY SERVICES LLC

Financial Statements

Years Ended December 31, 2011 and 2010 and for the Three Years in the Period Then Ended

(With Report of Independent Registered Public Accounting Firm Thereon)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Member of
GreenHaven Commodity Services, LLC

We have audited the accompanying statements of financial condition of GreenHaven Commodity Services, LLC (the “Company”) as of December 31, 2011 and 2010 and the related statements of income and expenses, changes in member’s capital (deficit) and cash flows for the three years in the period then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GreenHaven Commodity Services, LLC as of December 31, 2011 and 2010, and the results of its operations and cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/  GRANT THORNTON LLP

April 30, 2012

GREENHAVEN COMMODITY SERVICES LLC
Statements of Financial Condition
Years ended December 31, 2011 and December 31, 2010

	2011	2010
Assets
Cash	$306,207	$33,673
Management Fee Receivable	438,205	352,427
Investment in GreenHaven Continuous Commodity Index Master Fund	1,498	1,644

Total assets	$745,910	387,744

Liabilities and Member’s Capital (Deficit)

Liabilities:

Accounts payable & accrued expenses	$376,573	473,734

Total liabilities	376,573	473,734

Member’s capital (deficit):

Total member’s capital (deficit)	369,337	(85,990)

Total liabilities and member’s capital (deficit)	$745,910	387,744

The accompanying notes are an integral part of these statements

GREENHAVEN COMMODITY SERVICES, LLC
Statements of Income and Expenses
Years ended December 31, 2011, December 31, 2010, and December 31, 2009

	2011	2010	2009
Income:
Management fees	$5,895,201	$2,523,862	$1,018,527
Interest income	288	119	34

Total income	5,895,489	2,523,981	1,018,561

Expenses:
Audit fees and tax services	409,261	437,843	309,028
Marketing costs	1,114,057	371,839	109,358
License expense	662,968	334,596	172,455
Administrator fees	449,944	228,354	191,326
Regulatory fees	41,073	110,978	78,400
Legal fees	69,664	71,316	130,898
Printing	30,113	18,895	32,358
Exchange fees	15,000	20,000	17,000
Other	87,843	41,700	23,176

Total expenses	2,879,924	1,635,521	1,063,999

Gain (Loss) on investment	(146)	333	215

Net income (loss)	$3,015,419	$888,793	$(45,223)

The accompanying notes are an integral part of these statements.

GREENHAVEN COMMODITY SERVICES, LLC
Statements of Changes in Member’s Capital (Deficit)
Years ended December 31, 2011, December 31, 2010, and December 31, 2009

	Member’s	Subscription
	Capital (Deficit)	Receivable	Total
December 31, 2008	(131,612)	-3,000	(134,612)
Capital Contribution	—	3,000	3,000
Net Loss	(45,223)	—	(45,223)
December 31, 2009	(176,835)	—	(176,835)
Net Income	888,793	—	888,793
Distributed to Member	(797,948)	—	(797,948)
December 31, 2010	$(85,990)	$—	$(85,990)
Net Income	3,015,419	—	3,015,419
Distributed to Member	(2,560,092)	—	(2,560,092)
December 31, 2011	369,337	—	369,337

The accompanying notes are an integral part of these statements

GREENHAVEN COMMODITY SERVICES LLC
Statements of Cash Flows
Years ended December 31, 2011, December 31, 2010, and December 31, 2009

	2011	2010	2009
Cash flows from operating activities:
Net income (loss)	$3,015,419	$888,793	$(45,223)
Adjustments to reconcile net gain(loss) to net cash provided by (used in) operating activities:
Unrealized loss (gain) on investment	146	(333)	(215)
Amortization of License Asset	—	—	46,400
Management Fee Receivable	(85,778)	(202,608)	(138,744)
Receivable from affiliate	—	55,948	-54,639
Accounts Payable & Accrued Expenses	(97,161)	84,516	188,143
Net cash provided by (used in) operating activities	2,832,626	826,316	-4,278

Cash flows from financing activities:
Capital contribution from GreenHaven LLC	—	—	3,000
Distributions to Member	(2,560,092)	(797,948)	3,000
Net cash provided by (used in) financing activities	(2,560,092)	(797,948)	3,000

Increase (decrease) in cash	272,534	28,368	(1,278)

Cash held at beginning of period	33,673	5,305	6,583

Cash held at end of period	$306,207	$33,673	$5,305

The accompanying notes are an integral part of these statements

Notes to 2011 Financial Statements
GreenHaven Commodity Services, LLC

(1) Organization

GreenHaven Commodity Services, LLC (the “Company,” or the “Managing Owner”), a Delaware limited liability company, was formed on October 18, 2006, and is a wholly owned subsidiary of GreenHaven, LLC. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association. The Company serves as the managing owner of GreenHaven Continuous Commodity Index Fund (the “Index Fund”) and GreenHaven Continuous Commodity Index Master Fund (the “Master Fund”) and is also the commodity pool operator and commodity trading advisor for the Index Fund and the Master Fund (collectively the “Funds”).  Under the Funds’ respective Agreements, the Managing Owner is responsible for investing the assets of the Funds in accordance with the objectives and policies of the Funds. In addition, the Company has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to the Funds. For these services, the Funds are contractually obligated to pay the Company a management fee, which is paid monthly, based on the average daily net assets of the Funds.

The Index Fund is organized as a Delaware statutory trust that issues units that may be purchased or sold on the NYSE ARCA platform. Shares may be purchased or redeemed from the Fund only in one or more blocks of 50,000 Shares, called a Basket. The Index Fund invests the proceeds of its offering of Shares in the Master Fund. The Master Fund is organized as a Delaware statutory trust and actively invests in exchange-traded futures on the commodities comprising the Thomson Reuters Equal Weight Continuous Commodity Total Return Index (CCI-TR), or the Index, with a view to tracking the performance of the Index over time. The sponsor of the Index Fund is the Managing Owner, which has an exclusive license expiring October 1, 2013 with Thomson Reuters America, LLC which developed, owns, and operates the Index. The Index is a trademark of Thomson Reuters America, LLC.

The Index Fund is not a mutual fund registered under the Investment Company Act of 1940, as amended, and is not subject to regulation under such Act.

(2) Summary of Significant Accounting Policies

(a) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period of the financial statements. Actual results could differ from those estimates.

(b) Revenue Recognition

The Managing Owner recognizes revenue in the period earned under the terms of its management agreement with the Funds. This agreement provides for fees based upon a percentage of the daily average net asset value of the Funds. The GreenHaven Continuous Commodity Index Master Fund pays a fee equal to 0.85% per annum on average daily net assets of the Funds. As a result, the Management fee is accrued daily to reflect the monthly payment of the management fee to the Managing Owner. The Funds pay for all brokerage expenses. Other expenses, including licensing fees for the use of intellectual property, registration or other fees paid to the SEC, the Financial Industry Regulatory Authority (“FINRA”) formerly the National Association of Securities Dealers, or any other regulatory agency in connection with the offer and sale of subsequent units after their initial registration and all legal, accounting, printing and other expenses associated therewith are paid by the Managing Owner. The Managing Owner also pays the fees and expenses of its independent directors.

 (c) Cash and cash equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less when acquired.

(d) Income Taxes

The Company accounts for uncertainty in income taxes pursuant to the applicable accounting standard, which provides measurement, presentation, and disclosure guidance related to uncertain tax positions. The guidance addresses how tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under this topic, the Company must recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution. Management's reassessment of its tax positions did not have a material impact on the Company’s financial condition, results of operations or liquidity.

The Company is classified as a partnership, for U.S. federal income tax purposes. Accordingly, the Company is not subject to U.S. federal, state, or local income taxes, therefore no provision for federal, state, and local income taxes has been made in the accompanying financial statements, as owners of the Company are individually liable for income taxes, if any, on their allocable share of the Company’s income, gain, loss, deductions and other items.  The Company’s open tax years of 2008-2011 are subject to examination by the Internal Revenue Service.

(e) License Asset

The Company holds an exclusive license from Thomson Reuters America, LLC (“Reuters”) that allows the Funds to track the Equal Weight Continuous Commodity Index (“CCI”) and pays certain fees to Reuters to maintain the license. Initially, these fees were paid in advance, capitalized at cost, recognized as a License Asset on the balance sheet, and then ratably amortized to expense as the time period of the license elapsed. The licensing agreement has been revised so that fees are now paid monthly by the Company and directly expensed without being recognized on the balance sheet before being expensed.

(f) Capital Distributions

From time to time the Company will distribute cash in excess of operating needs to GreenHaven, LLC.

(3) Related Party Transactions

Since commencement of operations of the Funds, the Funds have paid the Company a management fee equal to 0.85% per annum of the net asset value of the Master Fund in consideration of the use of the Managing Owner’s revocable license to use the Thomson Reuters Continuous Commodity Index for the provision of commodity futures trading advisory services.

Upon inception of the Index Fund and the Master Fund, 50 General Units of the Master Fund were issued to GreenHaven Commodity Services LLC in exchange for a capital contribution of $1,500 to the Master Fund.

For the years ended December 31, 2011, 2010, and 2009 the Company recorded $5,895,201, $2,523,862, and $1,018,527  respectively, in management fee revenue from the Funds.

(4) Contracts and Agreements

The Company is party to a marketing agent agreement with ALPS Distributors Inc. (“ALPS”) a Colorado corporation, whereby ALPS provides certain marketing services for the Fund as outlined in the agreement.

The Company is also party to a Fund Administrator agreement with the Bank of New York Mellon, (“BNYMellon”) whereby BNYMellon acts as the Funds’ Transfer agent and Fund Accountant. The Managing Owner, on behalf of the Fund and the Master Fund, has appointed BNYMellon as the administrator of the Fund and the Master Fund and has entered into an Administration Agreement in connection therewith.

Pursuant to the Administration Agreement, the Administrator performs or supervises the performance of services necessary for the operation and administration of the Fund and the Master Fund (other than making investment decisions), including net asset value calculations, accounting, and other fund administrative services.

The Company has entered into brokerage agreements on the Funds’ behalf with Morgan Stanley & Co. Incorporated as the Commodity Broker (the “Commodity Broker”). Since the commencement of its investment operations on January 23, 2008, the Fund has primarily invested in futures contracts traded on regulated exchanges, in government securities, and in cash.

(5) Off-Balance Sheet Risks and Contingencies

The Funds engage in the trading of futures contracts (collectively “derivatives”) that are traded on futures exchanges domiciled in the United States, which are the New York Mercantile Exchange (NYMEX), the Chicago Board of Trade (CBOT), the Chicago Mercantile Exchange (CME), and the Intercontinental Exchange (ICE). The Funds are exposed to market risk arising from changes in the market value of the contracts, and to credit risk, the risk of failure by another party to perform according to the terms of a contract.

All of the contracts currently traded by the Funds are exchange-traded and are backed by the relevant exchange.  Therefore, the risks associated with exchange-traded contracts are generally perceived to be less than those associated with over-the-counter transactions, since in over-the-counter transactions the Funds must rely solely on the credit of their respective individual counterparties. However, if in the future the Funds were to enter into non-exchange traded contracts, they would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any. The Funds also have credit risk since the primary counterparty to all domestic futures contracts is the exchange clearing corporation. In addition, the Funds bear the risk of financial failure by the clearing broker.

The purchase and sale of futures and options on futures contracts require margin deposits with a Futures Commission Merchant (“FCM”). Additional deposits may be necessary for any loss in contract value. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other property such as U.S. Treasury Bills, deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, the Funds are exposed to market risk equal to the value of futures contracts purchased. The Company’s policy is to continuously monitor the Master Fund’s exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting and control procedures. In addition, the Company has a policy of reviewing the credit standing of each clearing broker or counter- party with which it conducts business.

The financial instruments held by the Company are reported in the Statement of Financial Condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturities.

(6) Recently Issued Accounting Standards

In May 2011 the FASB issued an update to Fair Value Measurement (Topic 820), termed Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The amendments in this Update result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.  Consequently, the  amendments change the wording used to describe many of the requirements in  U.S. GAAP for measuring fair value and for disclosing information about fair  value measurements.  For many of the requirements, the Board does not intend  for the amendments in this Update to result in a change in the application of the  requirements in Topic 820.  Some of the amendments clarify the Board’s intent about the application of  existing fair value measurement requirements.  Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurement.

The amendments in this Update are to be applied prospectively. For public entities, the amendments  are effective during interim and annual periods beginning after December 15, 2011. For nonpublic entities, the amendments are effective for annual periods beginning after December 15, 2011. Early application by public entities is not permitted. Nonpublic entities may apply the amendments in this Update early, but no earlier than for interim periods beginning after December 15, 2011.

The amendments clarify that a reporting entity should disclose quantitative information about the  unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy.  As shown below in (7), the Company had no assets at December 31, 2011 that were Level 2 or Level 3.

(7) Fair Value Measurements

The guidance for fair value measurements establishes the authoritative definition for fair value, sets out a framework for measuring fair value and outlines the required disclosures regarding fair value measurements. Fair value is the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. The Company uses a three-tier fair value hierarchy based upon observable and non-observable inputs as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assets of the Company are valued using the net asset value of the Funds.  A summary of the Company’s assets and liabilities at fair value as of December 31, 2011, classified according to the levels used to value them, are as follows:

		Other
		Significant	Significant
	Quoted Prices	Observable	Unobservable
	in Active	Inputs (Level	Inputs (Level
Assets	Market (Level 1)	2)	3)	Totals
General Units	$1,498	$—	$—	$1,498
Total	$1,498	$—	$—	$1,498

A summary of the Company’s assets and liabilities at fair value as of December 31, 2010, classified according to the levels used to value them, are as follows:

		Other
	Quoted Prices	Significant	Significant
	in Active	Observable	Unobservable
	Market (Level	Inputs (Level	Inputs (Level
Assets	1)	2)	3)	Totals
General Units	$1,644	$—	$—	$1,644
Total	$1,644	$—	$—	$1,644

8) Subsequent Events

The Company has evaluated events subsequent to its fiscal year ended December 31, 2011, and through the date these financial statements were available for issuance, and determined that no subsequent event disclosures are required.